UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 09289)

Exact name of registrant as specified in charter: Putnam Tax Smart Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007— October 31, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Smart Equity Fund®

FUND SYMBOL (CLASS A SHARES): PATSX

10|31|08

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax Smart
Equity Fund®

10|31|08

Annual Report

Message from the Trustees	1
Performance and portfolio snapshots	2
Interview with your fund’s Portfolio Managers	3
Performance in depth	7
Expenses	9
Portfolio turnover	10
Risk	11
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	17
Federal tax information	31
Brokerage commissions	31
About the Trustees	32
Officers	35

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the ership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. By now, you have received notice that Putnam Tax Smart Equity Fund is being merged into Putnam Investors Fund, a large-cap blend fund of greater size with a similar investment objective. Both funds invest in growth and value stocks of U.S. companies stock prices reflect values that are lower than the values that Putnam places on the companies. Moreover, the after performance of the two funds is substantially similar. The merger, approved by the funds’ Board of Trustees, does require shareholder approval because of the similarity between the two funds.

In addition to merging funds to remove product redundancies, Putnam is seeking the best investment talent, bolstering equity research, fostering individual portfolio manager’s authority and accountability, and realigning compensation for managers so that only those who achieve top-quartile returns for shareholders are eligible for full bonuses. In addition, Putnam is defining fundamental research as the cornerstone of its equity management approach, with quantitative analysts providing input to — but not driving — investment decisions.

Mr. Reynolds, who joined Putnam in July, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. Charles Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee Mr. Reynolds also serves as a Trustee.

We would like to take this opportunity to thank you for your continued confidence in Putnam during these challenging times.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 10/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 7–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe that prolonged market instability
is creating tremendous buying opportunities.”

Gerard Sullivan, Portfolio Manager, Putnam Tax Smart Equity Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 10/31/08

Interview with your
fund’s Portfolio Managers

Robert Brookby and Gerard Sullivan

Jerry, investors were faced with unprecedented volatility during the fiscal year. How did the fund perform?

With the historic market sell-off in September and October coming on the heels of a year of falling stock prices, the fund’s 2008 fiscal year performance was disappointing, delivering a negative return of –40.25% . The fund also did not keep pace with its benchmark, the S&P 500 Index, or its Lipper peer group, which returned –36.10% and –36.13%, respectively. Given the slowdown in the housing sector and the crippling credit crunch, investments in the financials and consumer sectors had the biggest impact on this outcome.

Robert, what contributed to the sharp decline in the financial markets, particularly in the final months of the fiscal year?

The faltering housing market and subprime mortgage melt-down are at the heart of the financial crisis. However, as the housing market struggled during the fiscal year, losses spread to the traditional mortgage market. Small and large investors alike experienced great losses on securities backed by subprime mortgage and mortgage-backed securities.

Ultimately, the decline in the value of these securities contributed to the demise of several financial institutions and a severe credit crunch.

In addition, the strength of the nation’s banking system came into question as several lenders failed as a result of their exposure to subprime debt and the lack of liquidity in the financial markets. As of this interview, several major financial institutions were in the process of being acquired, including Washington Mutual Inc., Merrill Lynch & Co., and Wachovia Corp. The loss of investor confidence is affecting relatively healthy financial institutions like fund holding Goldman Sachs, which reported profits despite the market’s decline.

Could you discuss some of the fund’s holdings that struggled in this environment?

While financial stocks were the most significant contributor to the fund’s underperformance, our decision to overweight investments in the sector relative to the benchmark further compounded those losses. To be fair, many of these holdings suffered when investors sold investments en mass to reduce risk in their portfolios.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/08. See the previous page and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

However, those with direct exposure to the mortgage industry were top detractors from performance, including Lehman Brothers (failed in September) and Countrywide Financial (acquired by Bank of America). Ambac Financial Group and PMI Group, both of which were sold from the portfolio in January, also hurt performance. On a brighter note, performance was helped by our decision not to invest in the troubled Wachovia Corp., which is being purchased by Wells Fargo & Co., a fund holding and, in our opinion, one of the stronger financials in the portfolio.

Investments in the consumer sector were a disappointment on two fronts. While holdings in the consumer staples arena, such as Procter & Gamble Co., performed well, our decision to limit the fund’s exposure hurt, since these companies tend to do well in a slow-growth environment. Last spring, when signs emerged that the U.S. economy might be headed for a recession, we began adding companies that were in a good position to weather the downturn — including Wal-Mart. On the other hand, we overweighted consumer discretionary stocks, whose prospects are closely tied to economic growth. Two of those stocks — R. H. Donnelley and Idearc, which are Yellow Pages and online search companies — performed poorly and were sold.

Which stocks helped performance?

Several investments in the industrial sector contributed. Burlington Northern Santa Fe Corp. benefited from increased demand for its railroad network to transport goods when oil prices skyrocketed. Trane Inc., a producer of residential and commercial heating and cooling systems, was acquired by a competitor and sold at a profit within one month.

In the technology sector, our decision to overweight investments and stock selection proved rewarding. Apple Computer, Accenture, Ltd., and Hewlett-Packard Co. performed well relative to the benchmark. The electronics company Amphenol Corp. climbed sharply. When we became concerned about economic growth, we sold the stock in the second half of the fiscal year to lock in gains.

Energy stocks were another highlight, although the fund’s investment in this sector was smaller than that of the benchmark. During the first half of the fiscal year, we emphasized faster-growing and better-valued companies, such as Hess Corporation, Suncor Energy, and Occidental Petroleum, all of which outperformed their larger, more established counterparts when energy prices were high. However, by late spring, when we became concerned about the pace of economic growth, we began to shift the portfolio’s exposure toward the more dominant players in the industry. In keeping

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Chevron Corp. (3.1%)	Energy	Oil and gas
JPMorgan Chase & Co. (3.1%)	Financials	Financial
Exxon Mobil Corp. (2.9%)	Energy	Oil and gas
Procter & Gamble Co. (The) (2.9%)	Consumer staples	Consumer goods
General Electric Co. (2.7%)	Conglomerates	Conglomerates
Johnson & Johnson (2.7%)	Health care	Pharmaceuticals
Bank of America Corp. (2.5%)	Financials	Banking
Hewlett-Packard Co. (2.4%)	Technology	Computers
Microsoft Corp. (2.1%)	Technology	Software
Cisco Systems, Inc. (2.1%)	Technology	Communications equipment

with this strategy, we sold the fund’s position in Suncor, whose profitability was highly connected to the price of crude oil, and bought ExxonMobil and Chevron, both of which we believe should outperform the group in tougher times.

Jerry, you became a portfolio manager of the fund in late June. Has the team made any notable shifts in strategy since you arrived?

As Robert mentioned, we reduced the fund’s exposure to financial stocks, selling those holdings tied to the mortgage sector in favor of well-diversified financial companies. We also trimmed the fund’s weightings in technology stocks, and increased the fund’s exposure to a number of sectors that were smaller than those of the benchmark, such as consumer staples and energy.

Hospira is a new holding that exemplifies our effort to rebalance the portfolio’s risk/reward profile. This health-care company is increasing market share in a difficult market with the introduction of new product technologies, such as generic acute care and oncology injectables. With the world’s population aging, we believe the health-care sector will be a natural beneficiary of favorable demographics, which are driving demand for drugs, medical equipment, and hospital care.

Robert, what is the team’s outlook for the months ahead?

Deepening fears about the lack of liquidity in the credit markets and a U.S. recession have widened into broader concerns about the global economy and the fate of financial institutions abroad. We are seeing a concerted effort by central banks, the U.S. Treasury, and their global counterparts to lower short-term interest rates in hopes of reassuring markets, encouraging lending, and stabilizing economies.

However, we believe that not even coordinated policy action can reverse the economic damage caused by the absence of credit and the loss of investor confidence. Deleveraging, or the selling of excess debt, is under way and, we believe, must continue in order to restore more solid underpinnings to the financials sector. Consequently, we expect further volatility in the months ahead.

Not surprisingly, we believe that the prolonged instability is creating tremendous buying opportunities. Our focus remains on bottom-up stock selection by concentrating more on the long-term potential of individual companies than on short-term developments in the markets or economy.

Gentlemen, thank you for your time and insights today.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Of special interest

Putnam Tax Smart Equity Fund is being merged into Putnam Investors Fund, a large-cap blend fund with a similar investment objective. The merger has been approved by the funds’ Board of Trustees and is expected to be completed over approximately 30 to 60 days from the announcement date of November 17. Shareholder approval is not required because of the similarity of the combining funds.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	–13.44%	–18.41%	–19.29%	–19.29%	–19.29%	–19.29%	–17.32%	–20.24%	–13.21%
Annual average	–1.53	–2.16	–2.27	–2.27	–2.27	–2.27	–2.02	–2.39	–1.51

5 years	–11.92	–16.97	–15.10	–16.80	–15.10	–15.10	–14.06	–17.03	–11.68
Annual average	–2.51	–3.65	–3.22	–3.61	–3.22	–3.22	–2.98	–3.66	–2.45

3 years	–27.67	–31.80	–29.28	–31.40	–29.28	–29.28	–28.76	–31.27	–27.48
Annual average	–10.24	–11.98	–10.91	–11.81	–10.91	–10.91	–10.69	–11.75	–10.16

1 year	–40.25	–43.70	–40.73	–43.69	–40.73	–41.32	–40.56	–42.64	–40.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/1/99 to 10/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $8,071 and $8,071, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,976 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $8,679.

Comparative index returns For periods ended 10/31/08

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	–17.48%	–16.88%
Annual average	–2.04	–2.22

5 years	1.32	–1.91
Annual average	0.26	–0.48

3 years	–14.83	–16.33
Annual average	–5.21	–5.85

1 year	–36.10	–36.13

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/08, there were 863, 732, 610 and 389 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

10/31/07	$12.57	$13.34*	$11.86	$11.86	$12.13	$12.57*	—

1/2/08†	—	—	—	—	—	—	$11.71

10/31/08	7.51	7.97	7.03	7.03	7.21	7.47	7.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	3.39%	–2.55%	–3.67%	–3.67%	–3.56%	–3.56%	–1.26%	–4.76%	3.51%
Annual average	0.36	–0.28	–0.40	–0.40	–0.39	–0.39	–0.14	–0.53	0.37

5 years	11.33	4.96	7.15	5.15	7.28	7.28	8.58	4.75	11.46
Annual average	2.17	0.97	1.39	1.01	1.42	1.42	1.66	0.93	2.19

3 years	–14.68	–19.56	–16.68	–19.18	–16.58	–16.58	–16.00	–18.93	–14.58
Annual average	–5.15	–7.00	–5.90	–6.85	–5.86	–5.86	–5.65	–6.76	–5.12

1 year	–28.53	–32.66	–29.14	–32.68	–29.05	–29.76	–28.90	–31.40	–28.45

After-tax total return comparison for class A shares For periods ended 9/30/08 (most recent calendar quarter)

				POP after tax
			POP after tax	on distributions
(class A inception: 7/1/99)	NAV pretax	POP pretax	on distributions	and sales of shares

Life of fund	3.39%	–2.55%	–2.61%	–2.20%
Annual average	0.36	–0.28	–0.29	–0.24

5 years	11.33	4.96	4.90	4.19
Annual average	2.17	0.97	0.96	0.82

3 years	–14.68	–19.56	–19.61	–16.65
Annual average	–5.15	–7.00	–7.02	–5.89

1 year	–28.53	–32.66	–32.66	–21.23

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Fund’s annual operating expenses For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	1.18%	1.93%	1.93%	1.68%	0.93%*

* Expenses for class Y shares (added 1/2/08) are based on class A shares excluding distribution (12b-1) fees for the last fiscal year.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from May 1, 2008, to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$5.21	$8.39	$8.39	$7.33	$4.14

Ending value (after expenses)	$698.00	$695.30	$695.30	$695.90	$699.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2008, use the following calculation method. To find the value of your investment on May 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$6.19	$9.98	$9.98	$8.72	$4.93

Ending value (after expenses)	$1,019.00	$1,015.23	$1,015.23	$1,016.49	$1,020.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized expense ratio*	1.22%	1.97%	1.97%	1.72%	0.97%

Average annualized expense ratio for Lipper peer group†	1.21%	1.96%	1.96%	1.71%	0.96%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Tax Smart Equity Fund	124%	92%	114%	136%	83%

Lipper Large-Cap Core Funds category average	74%	79%	81%	81%	78%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 10/31/08.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Managers are Robert Brookby and Gerard Sullivan.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$200,000	$33,000,000

Putnam employees	$512,000	$396,000,000

Other Putnam funds managed by the Portfolio Managers

Robert Brookby and Gerard Sullivan are also Portfolio Managers of Putnam Investors Fund and Putnam Capital Appreciation Fund.

Robert Brookby and Gerard Sullivan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s portfolio management

During the reporting period ended October 31, 2008, Robert Brookby and Gerard Sullivan became Portfolio Managers of your fund, following the departure of Richard Cervone. In addition, James Wiess left your fund’s management team shortly after the end of the period.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

N/A indicates the individual was not a Portfolio Manager as of 10/31/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund.

This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of under-performance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	97th

Three-year period	90th

Five-year period	69th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 835, 702, and 572 funds, respectively, in your fund’s Lipper peer group.* Pastperformance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007.

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-year and five-year periods ended September 30, 2008 were 92% and 86%, respectively. Over the one-year and five-year periods ended September 30, 2008, your fund ranked 781st out of 850 and 516th out of 600 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

In this regard, the Trustees considered that, similar to the experience of certain other Putnam Funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process and enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax Smart Funds Trust and
Shareholders of Putnam Tax Smart Equity Fund
(a series of Putnam Tax Smart Funds Trust):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Smart Equity Fund (the “fund”) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2008

The fund’s portfolio 10/31/08

COMMON STOCKS (98.4%)*	Shares	Value

Advertising and marketing services (0.8%)
Omnicom Group, Inc.	25,920	$765,677

		765,677
Aerospace and defense (4.3%)
Boeing Co. (The)	16,600	867,682

General Dynamics Corp.	12,800	772,096

L-3 Communications Holdings, Inc.	8,914	723,549

Lockheed Martin Corp.	10,192	866,830

United Technologies Corp.	16,200	890,352

		4,120,509
Automotive (0.3%)
Magna International, Inc. Class A (Canada)	7,500	253,575

		253,575
Banking (7.1%)
Bank of America Corp.	98,805	2,388,117

Bank of New York Mellon Corp. (The)	29,900	974,740

BB&T Corp.	17,300	620,205

U.S. Bancorp	42,014	1,252,437

Wells Fargo & Co.	45,700	1,556,085

		6,791,584
Beverage (1.2%)
PepsiCo, Inc.	20,000	1,140,200

		1,140,200
Biotechnology (1.4%)
Amgen, Inc. †	21,600	1,293,624

		1,293,624
Chemicals (2.2%)
Monsanto Co.	10,963	975,488

Potash Corp. of Saskatchewan (Canada)	8,422	718,060

PPG Industries, Inc.	8,400	416,472

		2,110,020
Commercial and consumer services (0.8%)
Dun & Bradstreet Corp. (The)	9,618	708,750

Priceline.com, Inc. †	1,700	89,471

		798,221
Communications equipment (3.4%)
Cisco Systems, Inc. †	110,900	1,970,693

Nokia OYJ ADR (Finland)	45,800	695,244

Qualcomm, Inc.	16,000	612,160

		3,278,097
Computers (5.4%)
Apple Computer, Inc. †	14,307	1,539,290

Hewlett-Packard Co.	58,970	2,257,372

IBM Corp.	14,400	1,338,768

		5,135,430
Conglomerates (3.0%)
Danaher Corp.	5,100	302,124

General Electric Co.	133,100	2,596,781

		2,898,905
Consumer goods (3.8%)
Colgate-Palmolive Co.	7,600	476,976

Kimberly-Clark Corp.	6,400	392,256

Procter & Gamble Co. (The)	42,200	2,723,588

		3,592,820
Containers (0.4%)
Crown Holdings, Inc. †	18,400	371,312

		371,312
Electric utilities (1.3%)
Exelon Corp.	6,900	374,256

Pepco Holdings, Inc.	43,700	902,405

		1,276,661
Electronics (0.8%)
Intel Corp.	26,200	419,200

Tandberg ASA (Norway)	24,300	302,220

		721,420

COMMON STOCKS (98.4%)* cont.	Shares	Value

Energy (oil field) (1.2%)
Halliburton Co.	31,800	$629,322

National-Oilwell Varco, Inc. †	16,300	487,207

		1,116,529
Financial (3.1%)
JPMorgan Chase & Co.	70,690	2,915,963

		2,915,963
Food (1.1%)
Kraft Foods, Inc. Class A	36,463	1,062,532

		1,062,532
Health-care services (3.4%)
Aetna, Inc.	16,964	421,895

Express Scripts, Inc. †	12,535	759,746

McKesson Corp.	24,800	912,392

Quest Diagnostics, Inc.	25,300	1,184,040

		3,278,073
Insurance (2.7%)
ACE, Ltd. (Switzerland)	17,400	998,064

Berkshire Hathaway, Inc. Class B †	269	1,032,960

MetLife, Inc.	15,867	527,102

		2,558,126
Investment banking/Brokerage (2.3%)
Franklin Resources, Inc.	3,618	246,024

Goldman Sachs Group, Inc. (The)	20,200	1,868,500

Invesco, Ltd.	5,600	83,496

		2,198,020
Lodging/Tourism (0.6%)
Carnival Corp.	23,700	601,980

		601,980
Machinery (0.9%)
Caterpillar, Inc.	10,973	418,839

Deere (John) & Co.	10,900	420,304

		839,143
Manufacturing (0.6%)
Illinois Tool Works, Inc.	16,000	534,240

		534,240
Media (1.1%)
Walt Disney Co. (The)	39,500	1,023,050

		1,023,050
Medical technology (3.3%)
Hologic, Inc. †	29,100	356,184

Hospira, Inc. †	17,700	492,414

Medtronic, Inc.	36,700	1,480,111

Mettler-Toledo International, Inc. †	6,272	480,059

Waters Corp. †	8,500	372,300

		3,181,068
Metals (0.4%)
Nucor Corp.	8,800	356,488

		356,488
Office equipment and supplies (0.3%)
Pitney Bowes, Inc.	12,400	307,272

		307,272
Oil and gas (13.2%)
Apache Corp.	11,300	930,329

Chevron Corp.	40,000	2,984,000

ConocoPhillips	26,538	1,380,507

Devon Energy Corp.	13,700	1,107,782

Exxon Mobil Corp.	37,300	2,764,676

Hess Corp.	9,874	594,514

Marathon Oil Corp.	27,200	791,520

Occidental Petroleum Corp.	22,900	1,271,866

XTO Energy, Inc.	19,750	710,013

		12,535,207

COMMON STOCKS (98.4%)* cont.	Shares	Value

Pharmaceuticals (7.2%)
Abbott Laboratories	33,000	$1,819,950

Eli Lilly & Co.	22,500	760,950

Johnson & Johnson	41,300	2,533,342

Merck & Co., Inc.	54,900	1,699,155

		6,813,397
Power producers (0.2%)
NRG Energy, Inc. † S	10,000	232,500

		232,500
Publishing (—%)
Wiley (John) & Sons, Inc. Class A	1,100	38,258

		38,258
Railroads (1.1%)
Burlington Northern Santa Fe Corp.	11,300	1,006,378

		1,006,378
Real estate (0.1%)
Annaly Capital Management, Inc. R	7,953	110,547

		110,547
Regional Bells (3.2%)
AT&T, Inc.	66,543	1,781,356

Verizon Communications, Inc.	44,000	1,305,480

		3,086,836
Restaurants (1.5%)
McDonald’s Corp.	25,100	1,454,043

		1,454,043
Retail (5.8%)
Best Buy Co., Inc. S	13,260	355,501

CVS Caremark Corp.	32,340	991,221

GameStop Corp. †	11,400	312,246

Kroger Co.	40,400	1,109,384

TJX Cos., Inc. (The)	36,000	963,360

Wal-Mart Stores, Inc.	31,500	1,758,015

		5,489,727
Semiconductor (0.1%)
Applied Materials, Inc.	9,000	116,190

		116,190
Software (4.4%)
Adobe Systems, Inc. †	26,900	716,616

Microsoft Corp.	91,400	2,040,962

Oracle Corp. †	59,700	1,091,910

Symantec Corp. †	25,900	325,822

		4,175,310

COMMON STOCKS (98.4%)* cont.	Shares	Value

Technology services (2.6%)
Accenture, Ltd. Class A (Bermuda)	35,164	1,162,170

Expedia, Inc. †	29,000	275,790

Google, Inc. Class A †	2,817	1,012,317

		2,450,277
Telecommunications (0.3%)
American Tower Corp. Class A †	8,900	$287,559

		287,559
Tobacco (1.2%)
Philip Morris International, Inc.	27,000	1,173,690

		1,173,690
Waste Management (0.3%)
Waste Connections, Inc. †	7,100	240,335

		240,335
Total common stocks (cost $118,555,567)		$93,730,793

INVESTMENT COMPANIES (0.7%)*	Shares	Value
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	7,100	$687,493

Total investment companies (cost $832,848)		$687,493

CONVERTIBLE BONDS	Principal
AND NOTES (0.4%)*	amount	Value

Advanced Micro Devices, Inc.
cv. sr. unsec. notes 5 3/4s, 2012	$932,000	$387,945

Total convertible bonds and notes (cost $493,381)		$387,945

CONVERTIBLE PREFERRED
STOCKS (0.3%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	6,400	$307,277

Total convertible preferred stocks (cost $475,982)		$307,277

SHORT-TERM INVESTMENTS (0.4%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.13% to 2.68% and
due dates ranging from November 3, 2008 to November 10, 2008 [d]	$374,913	$374,825

Federated Prime Obligations Fund	45,779	45,779

Total short-term investments (cost $420,604)		$420,604

TOTAL INVESTMENTS

Total investments (cost $120,778,382)		$95,534,112

* Percentages indicated are based on net assets of $95,285,223.

† Non-income-producing security.

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2008.

At October 31, 2008, liquid assets totaling $926 have been designated as collateral for open options.

ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 10/31/08 (premiums received $2,149)	Contract	Expiration date/
	amount	strike price	Value

Annaly Capital Management, Inc. (Put)	$3,705	Nov-08 /$11.00	$926

Total			$926

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08

ASSETS

Investment in securities, at value, including $365,401 of
securities on loan (Note 1):
Unaffiliated issuers (identified cost $120,778,382)	$95,534,112

Dividends, interest and other receivables	192,480

Receivable for shares of the fund sold	6,974

Receivable for securities sold	1,568,643

Total assets	97,302,209

LIABILITIES

Payable to custodian (Note 2)	520,911

Payable for securities purchased	345,857

Payable for shares of the fund repurchased	352,085

Payable for compensation of Manager (Notes 2 and 5)	166,542

Payable for investor servicing fees (Note 2)	20,249

Payable for custodian fees (Note 2)	23,828

Payable for Trustee compensation and expenses (Note 2)	60,798

Payable for administrative services (Note 2)	2,608

Payable for distribution fees (Note 2)	38,164

Written options outstanding, at value
(premiums received $2,149) (Notes 1 and 3)	926

Collateral on securities loaned, at value (Note 1)	374,825

Other accrued expenses	110,193

Total liabilities	2,016,986

Net assets	$95,285,223

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$209,080,621

Undistributed net investment income (Note 1)	200,753

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(88,753,104)

Net unrealized depreciation of investments	(25,243,047)

Total — Representing net assets applicable
to capital shares outstanding	$95,285,223

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($68,268,641 divided by 9,084,429 shares)	$7.51

Offering price per class A share (100/94.25 of $7.51)*	$7.97

Net asset value and offering price per class B share
($13,226,419 divided by 1,880,876 shares)**	$7.03

Net asset value and offering price per class C share
($12,069,475 divided by 1,715,709 shares)**	$7.03

Net asset value and redemption price per class M share
($1,714,258 divided by 237,600 shares)	$7.21

Offering price per class M share (100/96.50 of $7.21)*	$7.47

Net asset value, offering price and redemption price per class Y share
($6,430 divided by 854 shares)	$7.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $4,819)	$2,660,473

Interest (including interest income of $19,406 from
investments in affiliated issuers) (Note 5)	28,676

Securities lending income	2,546

Total investment income	2,691,695

EXPENSES

Compensation of Manager (Note 2)	1,207,013

Investor servicing fees (Note 2)	306,068

Custodian fees (Note 2)	31,150

Trustee compensation and expenses (Note 2)	28,458

Administrative services (Note 2)	21,163

Distribution fees — Class A (Note 2)	285,897

Distribution fees — Class B (Note 2)	351,448

Distribution fees — Class C (Note 2)	206,351

Distribution fees — Class M (Note 2)	20,031

Other	160,843

Non-recurring costs (Notes 2 and 6)	430

Costs assumed by Manager (Notes 2 and 6)	(430)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(89,764)

Total expenses	2,528,658
Expense reduction (Note 2)	(37,733)

Net expenses	2,490,925
Net investment income	200,770

Net realized loss on investments (Notes 1 and 3)	(31,393,792)

Net realized loss on foreign currency transactions (Note 1)	(16)

Net realized gain on written options (Notes 1 and 3)	3,236

Net unrealized depreciation of investments and
written options during the year	(53,155,555)

Net loss on investments	(84,546,127)

Net decrease in net assets resulting from operations	$(84,345,357)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	10/31/08	10/31/07

Operations:

Net investment income (loss)	$200,770	$(995,658)

Net realized gain (loss) on investments and
foreign currency transactions	(31,390,572)	10,218,104

Net unrealized appreciation (depreciation)
of investments	(53,155,555)	6,028,912

Net increase (decrease) in net assets
resulting from operations	(84,345,357)	15,251,358

Redemption fees (Note 1)	100	1,367

Decrease from capital share transactions
(Note 4)	(78,566,449)	(30,750,375)

Total decrease in net assets	(162,911,706)	(15,497,650)

NET ASSETS

Beginning of year	258,196,929	273,694,579

End of year (including undistributed net
investment income of $200,753 and
$—, respectively)	$95,285,223	$258,196,929

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss)[a,b]	on investments	operations	investment income	distributions	fees	end of period	value (%)[c]	(in thousands)	net assets (%)[b,d]	net assets (%)[b]	turnover (%)

Class A
October 31, 2008	$12.57	.04	(5.10)	(5.06)	—	—	— [e]	$7.51	(40.25)	$68,269	1.22	.38	123.84
October 31, 2007	11.87	— [e]	.70	.70	—	—	— [e]	12.57	5.90	151,303	1.18	(.03)	91.83
October 31, 2006	10.40	.01	1.48	1.49	(.02)	(.02)	— [e]	11.87	14.32	141,399	1.18	.05	114.26
October 31, 2005	9.28	.05 [f]	1.07	1.12	—	—	— [e]	10.40	12.07 [f]	119,930	1.21	.47 [f]	135.51
October 31, 2004	8.54	.01	.73	.74	—	—	—	9.28	8.67	115,647	1.22	.13	83.17

Class B
October 31, 2008	$11.86	(.05)	(4.78)	(4.83)	—	—	— [e]	$7.03	(40.73)	$13,226	1.97	(.43)	123.84
October 31, 2007	11.27	(.09)	.68	.59	—	—	— [e]	11.86	5.24	73,436	1.93	(.77)	91.83
October 31, 2006	9.94	(.07)	1.40	1.33	—	—	— [e]	11.27	13.38	96,000	1.93	(.68)	114.26
October 31, 2005	8.93	(.02) [f]	1.03	1.01	—	—	— [e]	9.94	11.31 [f]	110,441	1.96	(.25) [f]	135.51
October 31, 2004	8.28	(.05)	.70	.65	—	—	—	8.93	7.85	123,418	1.97	(.62)	83.17

Class C
October 31, 2008	$11.86	(.04)	(4.79)	(4.83)	—	—	— [e]	$7.03	(40.73)	$12,069	1.97	(.37)	123.84
October 31, 2007	11.28	(.09)	.67	.58	—	—	— [e]	11.86	5.14	29,809	1.93	(.77)	91.83
October 31, 2006	9.94	(.07)	1.41	1.34	—	—	— [e]	11.28	13.48	32,532	1.93	(.69)	114.26
October 31, 2005	8.94	(.02) [f]	1.02	1.00	—	—	— [e]	9.94	11.19 [f]	31,947	1.96	(.25) [f]	135.51
October 31, 2004	8.28	(.05)	.71	.66	—	—	—	8.94	7.97	34,726	1.97	(.62)	83.17

Class M
October 31, 2008	$12.13	(.01)	(4.91)	(4.92)	—	—	— [e]	$7.21	(40.56)	$1,714	1.72	(.11)	123.84
October 31, 2007	11.51	(.06)	.68	.62	—	—	— [e]	12.13	5.39	3,649	1.68	(.52)	91.83
October 31, 2006	10.12	(.05)	1.44	1.39	—	—	— [e]	11.51	13.74	3,763	1.68	(.43)	114.26
October 31, 2005	9.07	— [e,f]	1.05	1.05	—	—	— [e]	10.12	11.58 [f]	4,007	1.71	(.03) [f]	135.51
October 31, 2004	8.39	(.03)	.71	.68	—	—	—	9.07	8.11	3,846	1.72	(.37)	83.17

Class Y
October 31, 2008 †	$11.71	.06	(4.24)	(4.18)	—	—	—	$7.53	(35.70) *	$6	.81 *	.60 *	123.84

*Not annualized.

†For the period January 2, 2008 (commencement of operations) to October 31, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

October 31, 2008	0.05%

October 31, 2007	<0.01

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 10/31/08

Note 1: Significant accounting policies

Putnam Tax Smart Equity Fund (the “fund”), a series of Putnam Tax Smart Funds Trust (the “trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2008, the value of securities loaned amounted to $365,401. The fund received cash collateral of $374,825 which is pooled with collateral of other Putnam funds into 15 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2008, the fund had a capital loss carryover of $88,543,658 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 8,459,495	October 31, 2009

43,872,030	October 31, 2010

36,212,133	October 31, 2016

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2008, the fund reclassified $17 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $17.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2008 were as follows:

Unrealized appreciation	$2,003,036
Unrealized depreciation	(27,456,752)

Net unrealized depreciation	(25,453,716)
Undistributed ordinary income	200,754
Capital loss carryforward	(88,543,658)

Cost for federal income tax purposes	$120,987,828

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended October 31, 2008, Putnam Management waived $89,199 of its management fee from the fund.

For the year ended October 31, 2008, Putnam Management has assumed $430 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State

Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2008, the fund incurred $307,890 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended October 31, 2008, the fund’s expenses were reduced by $10,882 under the expense offset arrangements and by $26,851 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $309, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,227 and $267 from the sale of class A and class M shares, respectively, and received $27,138 and $1,203 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $32 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $217,461,405 and $296,364,973, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended October 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$1,647	$4,778

Options opened	15,345	22,946

Options exercised	(12,492)	(22,339)

Options expired	(795)	(3,236)

Options closed	—	—

Written options outstanding
at end of year	$3,705	$2,149

Note 4: Capital shares

At October 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	3,468,932	$36,581,014	2,749,062	$34,708,676

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	3,468,932	36,581,014	2,749,062	34,708,676

Shares	(6,418,284)	(64,560,581)	(2,631,093)	(33,095,839)
repurchased

Net increase	(2,949,352)	$(27,979,567)	117,969	$1,612,837
(decrease)

	Year ended 10/31/08		Year ended 10/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	51,986	$502,429	107,218	$1,273,387

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	51,986	502,429	107,218	1,273,387

Shares	(4,365,514)	(43,045,242)	(2,428,419)	(28,885,236)
repurchased

Net decrease	(4,313,528)	$(42,542,813)	(2,321,201)	$(27,611,849)

	Year ended 10/31/08		Year ended 10/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	63,220	$606,614	121,369	$1,443,056

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	63,220	606,614	121,369	1,443,056

Shares	(861,344)	(8,064,786)	(492,633)	(5,874,038)
repurchased

Net decrease	(798,124)	$(7,458,172)	(371,264)	$(4,430,982)

	Year ended 10/31/08		Year ended 10/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	20,257	$190,696	29,871	$355,214

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	20,257	190,696	29,871	355,214

Shares	(83,416)	(786,593)	(56,049)	(675,595)
repurchased

Net decrease	(63,159)	$(595,897)	(26,178)	$(320,381)

	For the period 1/2/08
	(commencement of operations) to 10/31/08

Class Y	Shares		Amount

Shares sold	854		$10,000

Shares issued in	—		—
connection with
reinvestment of
distributions

	854		10,000

Shares	—		—
repurchased

Net decrease	854		$10,000

At October 31, 2008, Putnam, LLC owned 854 class Y shares of the fund (100% of class Y shares outstanding), valued at $6,430.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2008, management fees paid were reduced by $565 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $19,406 for the year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $43,545,508 and $43,620,141, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, expose investors to the negative (or positive) performance resulting from these events.

Note 9: Action byTrustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Investors Fund. The transaction is expected to occur by March 2009. It is subject to a number of conditions and there is no guarantee it will occur.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The Fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended October 31, 2008. The Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Morgan Stanley & Co., Merrill Lynch, Pierce, Fenner and Smith, Goldman, Sachs & Co., Sanford C. Bernstein & Co., and Weeden & Co. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended October 31, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are Bear Stearns & Co., Citigroup Global Markets, Credit Suisse First Boston, JonesTrading, Lehman Brothers, J.P. Morgan Securities, Pipeline Trading Systems, RBC Capital Markets, UBS Securities, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC ) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Bos-ton. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to Decem-ber 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Forwarding service requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN070 252899 12/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2008	$66,872	$--	$4,002	$75*
October 31, 2007	$63,249	$19	$3,734	$93*

* Includes fees of $75 and $69 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2008 and October 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2008 and October 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 82,316 and $ 109,053 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2008	$ -	$ 15,000	$ -	$ -
October 31, 2007	$ -	$ 28,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Smart Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008